Aristotle Value Equity Fund
Class I: ARSQX
A series of the Investment Managers Series Trust

Supplement Dated May 1, 2016
 to the Prospectus and Statement of Additional Information
Dated May 1, 2016

The Aristotle Value Equity Fund has not commenced operations and therefore is currently not available for purchase.

Please retain this Supplement with your records.